BUILDERS FIXED INCOME FUND, INC.

                          Supplement to the Prospectus
                               Dated June 22, 2000

                          Supplement dated June 1, 2000


THE FOLLOWING REPLACES THE FIRST PARAGRAPH OF THE SECTION "MANAGEMENT OF THE FUND-INVESTMENT SUBADVISER" ON PAGE 12 OF THE PROSPECTUS:


Principal Capital Management, LLC, a company of the Principal Financial Group, located at 801 Grand Avenue, Des Moines, Iowa 50392, is the Fund's Subadviser. Effective on or about August 31, 2000, Principal Capital Management will transfer certain of its fixed income advisory and subadvisory contracts to a newly created and wholly-owned subsidiary, Principal Capital Income Investors, LLC. Principal Capital Income Investors will serve as the Fund's Subadviser pursuant to a Subadvisory Agreement with the Fund's Manager that contains identical terms and conditions to the current Subadvisory Agreement between Principal Capital Management and the Manager. The Principal Financial Group and its affiliates manage more than $106 billion in assets worldwide, including approximately $30 billion in U.S. fixed income, primarily for pension and other institutional investors.